UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 10, 2020

UFP Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-12648	04-2314970
(Commission File Number)	(I.R.S. Employer Identification Number)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

978-352-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaws

On April 20, 2020, the Board of Directors (the “Board”) of UFP Technologies, Inc. (the “Company”) approved an amendment and restatement of our bylaws (the “Restated Bylaws”) to reflect updates to Delaware law that require that directors may be removed by a majority of shares entitled to vote at an election of directors, rather than a super-majority of stockholders, as our bylaws currently provide. The Restated Bylaws became effective on June 10, 2020.

The Restated Bylaws are filed as Exhibit 3.1 to this Current Report on 8-K and are incorporated herein by reference. The foregoing description of the Restated Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws.

Declassification of the Board

On June 10, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (as previously amended, the “Certificate of Incorporation”), to eliminate the classified structure of the Board and provide for the annual election of directors. The amendment (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on June 10, 2020 and became effective on such date. Based on the approval of the amendment and the filing of the Certificate of Amendment:

•	the Class III directors elected at the Annual Meeting are elected to serve for a one-year term;
•	all other directors will continue to serve for the remainder of their existing three-year terms;
•	at the 2021 Annual Meeting of Stockholders, nominees for Class I and Class III directors will stand for election to one-year terms; and
•	commencing with the 2022 Annual Meeting of Stockholders, the Board will cease to be classified and all directors will be elected annually, with nominees standing for election to one-year terms.

The Certificate of Amendment is filed as Exhibit 3.2 to this Current Report on 8-K and is incorporated herein by reference. A more detailed description of the Certificate of Amendment and the changes to our Certificate of Incorporation effected by the amendment was included in the Company’s definitive proxy statement on Form DEF 14A, filed with the U.S. Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”), which description is incorporated in its entirety herein by reference. The foregoing description of the Certificate of Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2020, the Company held its Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of stockholders at the meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement.

Proposal No. 1. Election of Directors. The stockholders elected the three Class III nominees for director to serve until the Company’s 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Abstained	Broker Non-Vote
Robert W. Pierce, Jr.	5,927,750	98,037
Daniel C. Croteau	5,942,498	83,289
Cynthia L. Feldmann	5,946,362	79,425

Proposal No. 2. Amendment of the Company’s Certificate of Incorporation. The stockholders approved the amendment to the Company’s Certificate of Incorporation, as amended to date, to eliminate the classified structure of the Board and provide for the annual election of directors, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
6,019.870	493	5,424	798,399

Proposal No. 3. Advisory Vote on Executive Compensation. The stockholders approved a non-binding advisory resolution to approve executive compensation, as described in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
5,745,880	253,097	26,810	798,399

Proposal No. 4. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
6,804,945	7,585	11,656

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of UFP Technologies, Inc., dated June 10, 2020

3.2	Certificate of Amendment to Certificate of Incorporation of UFP Technologies, Inc., dated June 10, 2020

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2020	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President